1 © 2017 | Earnings Webcast & Conference Call First Quarter Fiscal Year 2018 EXHIBIT 99.2

© 2017 | Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2018 Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (the “2017 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2017 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; any material breach of Broadridge security affecting its clients’ customer information; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. 2

© 2017 | Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes its Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate the Company's ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing its business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. The Company excludes Amortization of Acquired Intangibles and Purchased Intellectual Property and Acquisition and Integration Costs from these measures because excluding such information provides the Company with an understanding of the results from the primary operations of its business and these items do not reflect ordinary operations or earnings. Management believes these measures may be useful to an investor in evaluating the underlying operating performance of the Company's business. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. 3

© 2017 | Highlights and First Quarter 2018 Financial Summary  Strong first quarter 2018 financial results • Recurring fee revenue growth of 6% to $548 million • Strong Operating Income Growth · Operating income up 28% to $84 million · Adjusted Operating Income up 30% to $106 million - margin increased by 240 basis points • Diluted EPS and Adjusted EPS rose 50% to $0.42 and $0.54  Reaffirming fiscal year 2018 financial guidance  Continued momentum in sales pipeline and results • Closed sales of $23 million up 6% from Q1 2017  Event-driven revenues up 58% to $59 million • P&G contest highlights role of Broadridge in corporate governance 4

© 2017 | Business Update  ICS recurring revenues up 3% • 13% growth in Other ICS led by data-driven products • 6% increase in regulatory communications recurring revenue driven by 9% mutual fund/ETF interim record growth • 1% decline in customer communications revenue due to expected decline at BRCC  Continued strong 11% revenue growth at GTO • Organic growth of 8% driven by Closed sales • On track to onboard global clients  Continued investment in future growth • Blockchain pilot highlights continued organic investment • Tuck-in acquisitions extend Broadridge Market Intelligence mutual fund data offering and create one-stop shop for corporate governance capabilities for issuers 5

© 2017 | First Quarter 2018 Revenue Growth Drivers ▪ First Quarter 2018 Recurring fee revenue grew 6% to $548 million ▪ First Quarter 2018 Total revenue grew 3% to $925 million $925 M +3% +2% -3% 0% $895 M $517 M $548 M +6% -3% +1% +1% +6% +3% Organic Growth: 5% 6 Note: Amounts may not sum due to rounding.

© 2017 | Strong Growth in GAAP and Adjusted Operating Income and Adjusted EPS $ in millions, except per share amounts Year-over-Year Change in Operating Income and Adjusted Operating Income Year-over-Year Change in EPS and Adjusted EPS +30% +28% 7 +50% +50% Note: 1Q 2018 EPS and Adjusted EPS include $0.01 from excess tax benefit related to stock-based compensation

© 2017 | ($ in millions) Investor Communication Solutions ("ICS") 1Q 2017 1Q 2018 Change Recurring fee revenues $329 $340 3% Event-driven fee revenues $37 $59 58% Distribution revenues $357 $334 (6)% Total revenues $723 $733 1% Earnings before income taxes $33 $44 35% Pre-tax margins 4.5% 6.1 % Global Technology and Operations ("GTO") 1Q 2017 1Q 2018 Change Total revenues $188 $208 11% Earnings before income taxes $38 $46 21% Pre-tax margins 20.4% 22.2 % Segment Results Note: Amounts may not sum due to rounding. 8

© 2017 | Capital Allocation and Summary Balance Sheet Select Uses of Cash in First Quarter 2018 Summary Balance Sheet as of September 30, 2017 Assets Cash and cash equivalents $ 289 Other assets 2,936 Total assets $ 3,225 Liabilities and Stockholders' Equity Total debt outstanding $ 1,292 Other liabilities 894 Total liabilities $ 2,187 Total stockholders' equity $ 1,038 $ in millions Amounts may not sum due to rounding. 9

© 2017 | Fiscal Year 2018 Guidance Recurring fee revenue growth 4 - 6% Total revenue growth 2 - 3% Operating income margin - GAAP ~14% Adjusted Operating income margin - Non-GAAP ~16% Diluted earnings per share growth* 15 - 19% Adjusted earnings per share growth* - Non-GAAP 15 - 19% Free cash flow* - Non-GAAP $400 - $450M Closed sales $170 - $210M * Includes projected $25 million, or $0.19 per share, from excess tax benefit from stock-based compensation 10

© 2017 | Closing Summary  Strong first quarter results • 6% recurring revenue growth • 50% growth in Adjusted EPS to $0.54  On track to achieve financial guidance for fiscal year 2018 • 4-6% recurring fee revenue growth • 15-19% EPS growth  Continued momentum in Closed sales highlighted by strong pipeline  Ready For Next: Upcoming December 2017 Investor Day will highlight strength of core franchises as well as additional growth opportunities 11

© 2017 | Appendix 12

© 2017 | Reconciliation of GAAP to Non-GAAP Measures $ in millions, except per share amounts Three Months Ended September 30, 2017 2016 Operating income (GAAP) $ 84.4 $ 66.0 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 19.4 12.8 Acquisition and Integration Costs 2.0 2.8 Adjusted Operating income (Non-GAAP) $ 105.9 $ 81.6 Operating income margin (GAAP) 9.1% 7.4 % Adjusted Operating income margin (Non-GAAP) 11.5% 9.1 % Three Months Ended September 30, 2017 2016 Net earnings (GAAP) $ 49.9 $ 33.7 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 19.4 12.8 Acquisition and Integration Costs 2.0 2.8 Tax impact of adjustments (7.0) (5.4) Adjusted Net earnings (Non-GAAP) $ 64.3 $ 43.9 Three Months Ended September 30, 2017 2016 Diluted earnings per share (GAAP) $ 0.42 $ 0.28 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.16 0.11 Acquisition and Integration Costs 0.02 0.02 Tax impact of adjustments (0.06) (0.04) Adjusted earnings per share (Non-GAAP) $ 0.54 $ 0.36 Note: Amounts may not sum due to rounding. Three Months Ended September 30, 2017 2016 Net cash flows used in operating activities (GAAP) $ (93.3) $ (87.4) Capital expenditures and Software purchases and capitalized internal use software (36.0) (14.7) Free cash flow (Non-GAAP) $ (129.3) $ (102.1) (Unaudited) 13

© 2017 | Reconciliation of GAAP to Non-GAAP Measures - FY18 Guidance (Unaudited) Adjusted Earnings Per Share Growth Rate (1) (2) Diluted earnings per share (GAAP) 15% - 19% Adjusted earnings per share (Non-GAAP) 15% - 19% Adjusted Operating Income Margin (3) Operating income margin % (GAAP) ~14% Adjusted Operating income margin % (Non-GAAP) ~16% Free Cash Flow (2) Net cash flows provided by operating activities (GAAP) $510 - $580 million Capital expenditures and Software purchases and capitalized internal use software (110) - (130) million Free cash flow (Non-GAAP) $400 - $450 million (1) Adjusted EPS growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs is calculated using diluted shares outstanding. Fiscal year 2018 Non-GAAP Adjusted EPS guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, net of taxes, of approximately $0.50 per share. (2) Includes projected $25 million, or $0.19 per share, from excess tax benefit from stock-based compensation. 14 (3) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Fiscal year 2018 Non-GAAP Adjusted Operating income margin guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs of approximately $90 million.

© 2017 | Broadridge Investor Relations W. Edings Thibault Investor Relations Tel: 516-472-5129 Email: edings.thibault@broadridge.com 15